Exhibit 10.2

AMENDMENT NO. 3 TO LETTER AGREEMENT

This Amendment No. 3 (“Amendment 3”) to the Letter Agreement (as defined below) dated as of October 9, 2017 (the “Amendment Date”), is entered into by and between “上海斯丹赛生物技术有限公司” (Innovative Cellular Therapeutics CO., LTD.), a corporation organized and existing under the laws of China (“ICT”), and Vericel Corporation, a corporation organized and existing under the laws of the State of Michigan (“Vericel”).  Terms used, but not defined, herein shall have the meaning ascribed to them in the Letter Agreement. ICT and Vericel are each referred to herein as a “Party” or collectively the “Parties”.

RECITALS

WHEREAS, Vericel and ICT are parties to that certain License Agreement, dated as of May 9, 2017 (as amended, the “License Agreement”); and

WHEREAS, in connection with entering into the License Agreement, Vericel and ICT entered into that certain letter agreement, dated as of May 9, 2017 (as amended, the “Letter Agreement”); and

WHEREAS, the Parties desire to amend the Letter Agreement on the terms and subject to the conditions set forth herein, with this Amendment 3 becoming effective on October 6, 2017 at 4:00 pm Eastern Daylight Time (the “Effective Time”) if the Upfront Payment (as defined in the License Agreement) is not received by Vericel from ICT at or before the Effective Time (the “Nonpayment Condition”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      AMENDMENTS

1.1          The third (3rd) sentence of the second (2nd) full paragraph of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

As consideration for an amount included in the Upfront Payment equal to (a) $5,000,000.00 minus (b) the Withholding Income Taxes (such amount, the “Warrant Purchase Price”), Vericel hereby agrees to issue to ICT, effective as of and contingent upon Vericel’s receipt of the Upfront Payment, a warrant (the “Common Stock Warrant”) in substantially the form attached hereto as Exhibit A, exercisable for the number of shares of Vericel’s Common Stock equal to (x) the Warrant Purchase Price divided by (y)  the closing price of a share of Vericel’s Common Stock on the Nasdaq Stock Market on October 6, 2017, rounded down to the nearest whole number.

1.2          The third (3rd) full paragraph of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

If ICT fails to pay the Upfront Payment to Vericel pursuant to the terms of the License Agreement by November 5, 2017, Vericel’s obligation to issue the Common Stock Warrant to ICT pursuant to the terms hereof shall terminate in its entirety and shall be of no further force or effect.

2.                                      MISCELLANEOUS

2.1          This Amendment 3 shall become effective at the Effective Time if, and only if, the Nonpayment Condition has occurred.

2.2          Except to the extent modified herein, the terms and conditions of the Letter Agreement shall remain in full force and effect.

2.3          This Amendment 3 shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Amendment 3 to the substantive law of another jurisdiction.

2.4          This Amendment 3 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic copies or facsimiles of signatures shall be deemed originals.

* * * * *

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 to the Letter Agreement as of the Amendment Date.

Innovative Cellular Therapeutics Co., Ltd.		Vericel Corporation

BY:	/s/ Lei Xiao	BY:	/s/ Dominick Colangelo
NAME:	Lei Xiao	NAME:	Dominick Colangelo
TITLE:	Chairman	TITLE:	Chief Executive Officer

[Signature Page to Amendment No 3 to Letter Agreement]